UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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	(2)	Form, Schedule or Registration Statement No:
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of URBAN OUTFITTERS, INC. To Be Held On: June 5, 2018, at 10:30 a.m. Eastern Daylight Time 5000 South Broad Street, Building 543, Philadelphia, Pennsylvania, 19112-1495 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 22, 2018 to facilitate timely delivery, otherwise you will not receive a paper or e-mail copy. Please visit http://proxy.urbn.com, where the following materials are available for view: Notice of Annual Meeting of Shareholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: (800) 220-9700 E-MAIL: proxymaterial@urbanout.com WEBSITE: http://proxy.urbn.com TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll-free number to call. MAIL: You may request a card by following the instructions above. Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Monday, June 4, 2018. IN PERSON: You may vote your shares in person by attending the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR. 1. Election of Directors: NOMINEES: Edward N. Antoian Sukhinder Singh Cassidy Harry S. Cherken, Jr. Scott Galloway Robert L. Hanson Margaret A. Hayne Richard A. Hayne Elizabeth Ann Lambert Joel S. Lawson III Please note that you cannot use this notice to vote by mail. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3. 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2019. 3. Advisory vote to approve executive compensation.

ANNUAL MEETING OF SHAREHOLDERS OF URBAN OUTFITTERS, INC. June 5, 2018 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. Proxies submitted by mail, telephone, Internet or other electronic means must be received by 11:59 P.M. EDT, Monday, June 4, 2018. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://proxy.urbn.com Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 00003333333333300000 2 060518 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: FOR AGAINST ABSTAIN Edward N. Antoian Sukhinder Singh Cassidy Harry S. Cherken, Jr. Scott Galloway Robert L. Hanson Margaret A. Hayne Richard A. Hayne Elizabeth Ann Lambert Joel S. Lawson III 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2019. 3. Advisory vote to approve executive compensation. You are urged to sign and return this proxy so that you may be sure that your shares will be voted. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.